UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 22, 2016

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Main Street, Suite 3000 Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01Regulation FD Disclosure.

On November 22, 2016, Sanchez Energy Corporation (“Sanchez Energy”) issued a press release relating to the transactions described in Item 8.01 of this Form 8-K.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 8.01Other Events.

Carnero Processing Transaction

On November 22, 2016, Sanchez Energy and SN Midstream, LLC, a wholly-owned subsidiary of Sanchez Energy (“SNM”), consummated the disposition of 50% of the outstanding membership interests in Carnero Processing, LLC (“Carnero”) pursuant to the previously announced Purchase and Sale Agreement, dated October 6, 2016, among Sanchez Energy, SNM and Sanchez Production Partners LP (the “Partnership”).    Carnero is constructing a cryogenic gas processing facility located in La Salle County, Texas.  The Partnership paid aggregate cash consideration of $55.5 million and agreed to assume approximately $24.5 million of remaining estimated capital contribution commitments in connection with the acquisition, which purchase price was determined through arm’s length negotiations between the general partner of the Partnership and Sanchez Energy, including independent committees of both entities.

EWI Transaction

On November 22, 2016, SN Cotulla Assets, LLC and SN Palmetto, LLC (together, the “Seller”), each a wholly-owned subsidiary of Sanchez Energy, also consummated the disposition of working interests in 23 producing Eagle Ford wellbores located in Dimmit and Zavala counties in South Texas together with escalating working interests in an additional 11 producing wellbores located in the Palmetto Field in Gonzales County, Texas, pursuant to the previously announced Purchase and Sale Agreement, dated October 6, 2016, among the Seller, on the one hand, and the Partnership and SEP Holdings IV, LLC, a wholly-owned subsidiary of the Partnership, on the other hand.  The Seller received aggregate cash consideration of $25.6 million after $1.4 million in normal and customary closing adjustments, which purchase price was determined through arm’s length negotiations between the general partner of the Partnership and Sanchez Energy, including independent committees of both entities.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.Exhibit

99.1Press Release, dated November 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ovember
SANCHEZ ENERGY CORPORATION

Date: November 22, 2016	By:	/s/ Antonio R. Sanchez, III
Antonio R. Sanchez, III
Chief Executive Officer